April 30, 2010

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID-CAP GROWTH PORTFOLIO

SUMMARY PROSPECTUS

Class I

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at https://www.nb.com/VariableAnnuityLiterature.aspx?id=1278. You can also get this information at no cost by calling 800-877-9700 or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund’s shares. The Fund’s prospectus and SAI, each dated April 30, 2010, are incorporated herein by reference.

GOAL

The Fund seeks growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. These tables do not reflect any expenses or charges that are, or may be, imposed under a variable annuity or variable life insurance separate account or a qualified pension or retirement plan. For information on these expenses and charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement, or if you purchased shares through a qualified plan, please consult the plan administrator.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)[1]
Management fees	0.85
Distribution (12b-1) fees	None
Other expenses	0.16
Total annual operating expenses	1.01

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$103	$322	$558	$1,236

[1]

Neuberger Berman Management LLC (“NBM”) has contractually undertaken to limit the Fund’s expenses through December 31, 2013 by waiving fees and/or reimbursing certain expenses of the Fund so that its total operating expenses (excluding the compensation of NBM, taxes, interest, extraordinary expenses, brokerage commissions and transaction costs), in the aggregate, are limited to 1.00% per annum of the Fund’s average daily net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap ® Index at the time of purchase. The market capitalization range of the Russell Midcap Index will fluctuate with changes in market conditions and changes in composition of the Index. As of December 31, 2009, the market capitalization range of the Russell Midcap Index was approximately between $261 million and

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID-CAP GROWTH PORTFOLIO	April 30, 2010

$15.5 billion. The Fund may continue to hold or add to a position in a stock after the issuer is no longer in the capitalization range of the Russell Midcap Index. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Manager employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the Portfolio Manager looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Portfolio Manager analyzes such factors as:

•	financial condition (such as debt to equity ratio)

•	market share and competitive leadership of the company’s products

•	earnings growth relative to competitors

•	market valuation in comparison to a stock’s own historical norms and the stocks of other mid-cap companies.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when the company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund will not change its strategy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in mid-capitalization companies without providing shareholders at least 60 days’ advance notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. A company’s stock can also be affected by the company’s financial condition. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Mid-Cap Stock Risk. Mid-cap stocks may fluctuate more widely in price than the market as a whole and may underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.

Arbitrage Risk. Investing in thinly-traded securities may involve a greater risk for excessive trading due to potential arbitrage opportunities. For example, to the extent that the Fund’s net asset value does not immediately reflect changes in market conditions or the true market value of these securities, an investor may seek to benefit from the pricing differences caused by this delay.

Growth Investing Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. Growth stocks may underperform during periods when the market favors value stocks.

Sector Risk. The Fund’s performance may also suffer if certain economic sectors it emphasizes do not perform as expected.

Recent Market Conditions. Market volatility in 2008 and parts of 2009 resulted in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. That period also witnessed decreased liquidity in some markets and these conditions may occur again. Because the

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID-CAP GROWTH PORTFOLIO	April 30, 2010

situation was unprecedented and widespread, it may be unusually difficult to identify future risks and opportunities using past models of the interplay of market forces, or to predict the duration of future volatility.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index, which appear immediately below the Fund’s returns. The table also compares the Fund’s performance to the returns of an additional index with characteristics relevant to the Fund’s investment strategy, which appear in the last row of the table. The performance information does not reflect insurance product or qualified plan expenses. If such information were reflected, returns would be less than those shown.

Past performance is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS

AS OF 12/31 EACH YEAR

Best quarter: Q1’00, 23.87%

Worst quarter: Q3’01, -27.68%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/09
	1 Year	5 Years	10 Years
Mid-Cap Growth Portfolio (Class I)	31.60	3.56	-1.33

Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	46.29	2.40	-0.52

Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	40.48	2.43	4.98

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB) is the Fund’s sub-adviser.

PORTFOLIO MANAGER

The Fund is managed by Kenneth J. Turek (Management Director of NBM and NB). Mr. Turek has managed the Fund’s assets since January 2003.

BUYING AND SELLING FUND SHARES

The Fund is designed for use with certain variable insurance contracts and qualified plans. Because shares of the Fund are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to this Fund.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID-CAP GROWTH PORTFOLIO	April 30, 2010

When you buy and sell shares of the Fund, the share price is the Fund’s net asset value per share. When you buy shares, you will receive the next share price to be calculated after your order has been accepted. The Fund is open for business every day the New York Stock Exchange (“Exchange”) is open.

TAX INFORMATION

Distributions made by the Fund to a variable annuity or variable life insurance separate account or a qualified pension or retirement plan, and exchanges and redemptions of Fund shares made by a separate account or qualified plan ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. Please see your variable contract prospectus or the governing documents of your qualified plan for information regarding the federal income tax treatment of the distributions to separate accounts or qualified plans and the holders of the contracts or plan participants.

PAYMENTS TO FINANCIAL INTERMEDIARIES

NBM and/or its affiliates may pay insurance companies or their affiliates, qualified plan administrators, broker-dealers or other financial intermediaries, for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants who choose the Fund as an investment option. These payments may create a conflict of interest as they may be made to the intermediaries participating in the Fund to render services to variable contract owners and qualified plan participants, and may also provide incentive for the intermediaries to recommend the Fund’s shares or make them available to their current or prospective variable contract owners and qualified plan participants, and therefore promote distribution of the Fund’s shares.

SEC File Number: 811-4255

K0048 04/10